UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)            November 30, 2007

          MORGAN STANLEY CAPITAL I INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-130684-41	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, 2nd Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code        (212) 761-4700

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On November 30, 2007, a pooling and servicing agreement dated as of November 1, 2007 (the “Pooling and Servicing Agreement”), was entered into by and among Morgan Stanley Capital I Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer and securities administrator (the “Master Servicer”), and LaSalle Bank National Association as trustee (the “Trustee”) and as a custodian.  The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Morgan Stanley Mortgage Loan Trust 2007-15AR (the “MSM 2007-15AR Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-15AR (the “Certificates”).  Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class 2-A-15, Class 2-A-16, Class 2-A-17, Class 2-A-18, Class 2-A-19, Class 2-A-20, Class 2-A-21, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-A-6, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class 5-A-6, Class 5-A-7, Class 5-A-8, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-5, Class 6-A-6, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2, Class II-B-3 and Class A-R Certificates (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of November 29, 2007 (the “Underwriting Agreement”), between the Registrant, and the Underwriter.  The remaining classes of the Certificates, designated as Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5, Class II-B-6, Class P-1 and Class P-2 Certificates (collectively, the “Privately Offered Certificates”), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of November 30, 2007 (the “Certificate Purchase Agreement”).

LaSalle Bank National Association (the “Custodian”) will act as a Custodian of the mortgage loan files of the MSM Mortgage Loans, pursuant to the Pooling and Servicing Agreement.

Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from MSMCH as seller pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2007 (the “MSMCH Mortgage Loan Purchase Agreement”).  Certain of the mortgage loans were acquired by MSMCH from (i) MSCC as seller pursuant to a Third Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 (the “MSCC AAR”) among the Registrant, MSMCH, MSCC, the Trustee and the Master Servicer (collectively, the “MSCC Purchase Agreements”), (ii) Flagstar Bank, FSB (“Flagstar”) as seller pursuant to a Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2007, as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 (the

“Flagstar AAR”) among the Registrant, MSMCH, Flagstar, and the Trustee (collectively, the “Flagstar Purchase Agreements”), (iii) Quicken Loans, Inc. (“Quicken”) as seller pursuant to a Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006, as amended by Amendment No. 1 to the Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement dated as of December 1, 2006, as further amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 (the “Quicken AAR”) among the Registrant, MSMCH, Quicken and the Trustee (collectively, the “Quicken Purchase Agreements”), (iv) Fifth Third Mortgage Company (“Fifth Third”) as seller and servicer pursuant to a Second Amended and Restated Mortgage Loan Purchase and Servicing Warranties Agreement, dated as of July 1, 2006, as amenbed by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 (the “Fifth Third AAR”) among the Registrant, MSMCH, Fifth Third, the Trustee and the Master Servicer (collectively, the “Fifth Third Servicing Agreements”) and (v) American Home Mortgage Corp. (“American Home”) pursuant to a Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006 (the “American Home Purchase Agreement).  The remaining mortgage loans backing the Publicly-Offered Certificates were acquired by MSMCH via mortgage loan purchase agreements with originators from each of whom MSMCH purchased mortgage loans that constitute less than 10% of the MSM Mortgage Loans in any loan group (the “Underlying Purchase Agreements”, and together with the MSCC Purchase Agreements, the Flagstar Purchase Agreements, the Quicken Purchase Agreements, the Fifth Third Servicing Agreements and the American Home Purchase Agreement, the “Purchase and Servicing Agreements”).

Each of the Purchase Agreements contains representations and warranties made by the related seller (MSCC, Flagstar, Quicken, Fifth Third, or an originator whose loans constitute less than 10% of the MSM Mortgage Loans in any loan group) to MSMCH and to the Depositor with respect to the Mortgage Loans sold by such seller to MSMCH.

The MSMCH Mortgage Loan Purchase Agreement contains representations and warranties made by MSMCH to the Depositor with respect to the Mortgage Loans sold by MSMCH to the Depositor.

Certain of the mortgage loans for which the Depositor owns the servicing rights are serviced by either (i) GMAC Mortgage, LLC (“GMAC LLC”) pursuant to a First Amended and Restated Servicing Agreement, dated as of January 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 (collectively, the “GMAC LLC Servicing Agreements”), or (ii) Saxon Mortgage Services, Inc. pursuant to a Servicing Agreement, dated as of July 1, 2007, as amended by an Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 (collectively, the “Saxon Servicing Agreements”).  The remaining loans are serviced by either (i) MSCC pursuant to an Amended and Restated Master Servicing Agreement, dated as of February 1, 2004, as amended by the MSCC AAR (collectively, the “MSCC Servicing Agreements”), (ii) National City pursuant to the National City Servicing Agreements, (iii) Fifth Third pursuant to the Fifth Third Servicing Agreements, (iv) US Bank pursuant to the US Bank Servicing Agreements, (v) Wells Fargo pursuant to the Wells Fargo Servicing Agreements, (vi) IndyMac Bank pursuant to a Servicing Agreement, dated as of September 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 (collectively, the “IndyMac Servicing Agreements”), (vii) GreenPoint Mortgage Funding, Inc. pursuant to a Fifth Amended and

Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 (collectively, the “GreenPoint Servicing Agreements”), (viii) Wachovia Mortgage Corporation pursuant to a First Amended and Restated Seller’s Purchase, Warranties and Servicing Agreement, dated as of June 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 (collectively, the “Wachovia Servicing Agreements”), or (ix) Central Mortgage Company (“Central”) pursuant to a servicing agreement dated as of January 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007 (collectively, the “Central Servicing Agreement”), and together with the GMAC LLC Servicing Agreements, the Saxon Servicing Agreements, the MSCC Servicing Agreements, the National City Servicing Agreements, the Fifth Third Servicing Agreements, the US Bank Servicing Agreements, the Wells Fargo Servicing Agreements, the IndyMac Servicing Agreements, the GreenPoint Servicing Agreements and the Wachovia Servicing Agreements, collectively, the “Servicing Agreements”).

Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreements and the Custodial Agreement have been described in a Prospectus Supplement filed on December 3, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-130684, for the MSM Mortgage Loan Trust 2007-15AR.  The description of those agreements, together with other purchase and servicing agreements identified in that filing, are hereby incorporated herein by reference.  A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreement, the Custodial Agreement, the Purchase and Servicing Agreements and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSM Mortgage Loan Trust 2007-15AR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 5, 2007

MORGAN STANLEY CAPITAL I INC. By: /s/ Valerie Kay Name: Valerie Kay Title: Executive Director